Income Tax Matters - Significant Components of Income Tax Expense (Benefit) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Current tax expense (benefit):
Federal	$ 674	$ 389	$ 11
State	129	81	44
Total	803	470	55
Deferred tax expense (benefit):
Federal	47	228	458
State	45	108	135
Total	92	336	593
Net provision for income taxes	$ 895	$ 806	$ 648